Other non-current liabilities	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other non-current liabilities
27.	Other non-current liabilities

	2018	2017
Consideration payable in relation to the acquisition of Belarusian Telecom	358,304	323,691
Deferred revenue	2,497	85,646
Deposits and guarantees received from dealers	3,809	—

	364,610	409,337

Consideration payable in relation to the acquisition of Belarusian Telecom represents present value of the long-term contingent consideration payables to the seller. Payment of USD 100,000 (equivalent to TL 526,090 as of 31 December 2018) is contingent on the financial performance of Belarusian Telecom, and based on management’s estimations, the amount is expected to be paid during the first quarter of 2023 (31 December 2017: the first quarter of 2021). Discount rate used for calculating present value of the consideration payable in relation to the acquisition of Belarusian Telecom as of 31 December 2018 is 9.5% (31 December 2017: 4.8%).